Exhibit 99.3

LETTER TO NOMINEE HOLDERS
7,079,646 Shares of Common Stock Issuable
Upon Exercise of Non-Transferable Subscription Rights
November 21, 2023

THE RIGHTS OFFERING SUBSCRIPTION PERIOD WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JANUARY 17, 2024, UNLESS EXTENDED BY GROUPON, INC.
To Securities Dealers, Commercial Banks, Trust Companies and Other Nominees:
This letter is being distributed to securities dealers, commercial banks, trust companies and other nominees by Groupon, Inc. (the “Company”) in connection with an offering (the “Rights Offering”) of non-transferable basic subscription rights (the “Subscription Rights”) to subscribe for and purchase shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”). The Subscription Rights are being distributed to all holders of record of Common Stock (“Eligible Holders”) as of 5:00 p.m., New York City time, on November 20, 2023 (the “Record Date”). The Rights Offering is described in the Company’s enclosed Prospectus Supplement, dated November 21, 2023 (the “Prospectus Supplement”), and its accompanying prospectus, dated August 9, 2023 (the “Base Prospectus,” and together with the Prospectus Supplement, the “Prospectus”). We are requesting that you contact your clients for whom you hold Common Stock, and who are to receive the Subscription Rights distributable with respect to those shares, regarding the Rights Offering.
In the Rights Offering, the Company is offering an aggregate of 7,079,646 shares of Common Stock to be issued upon the exercise of the Subscription Rights and Over-Subscription Privilege (as defined below), which are described further in the Prospectus. The Subscription Rights will expire if they are not exercised by 5:00 p.m., New York City time, on January 17, 2024, unless the Company extends the Rights Offering period as described in the Prospectus (such date and time, as it may be extended, the “Expiration Date”).
As described in the Prospectus, Eligible Holders will receive one Subscription Right for each share of Common Stock owned as of the Record Date. For every Subscription Right held, Eligible Holders will be entitled to purchase 0.222257 new shares of Common Stock. The number of shares of Common Stock to be issued to Eligible Holders will be rounded down to the nearest whole number and fractional shares of Common Stock will not be issued upon the exercise of the Subscription Rights. Eligible Holders will be required to pay for Common Stock issuable upon the exercise of Subscription Rights at the subscription price of $11.30 per share of Common Stock (the “Subscription Price”).
Pursuant to the terms of the previously disclosed binding Backstop Agreement, dated November 9, 2023, by and between the Company and the Backstop Party, the Rights Offering is fully backstopped by Pale Fire Capital SICAV a.s. (the “Backstop Party”), an entity affiliated with Dusan Senkypl, the Company’s Interim Chief Executive Officer and a member of the Board of Directors (the “Board”), and Jan Barta, a member of the Board. The Backstop Party has committed to (i) fully exercise its Subscription Rights prior to the Expiration Date and (ii) fully purchase any and all unsubscribed shares in the Rights Offering following the Expiration Date at a price of $11.30 per share and on the same terms and conditions as other Eligible Holders.
You should be aware that there will be an over-subscription privilege associated with the Rights Offering. As described further in the Prospectus, Eligible Holders who fully exercise all Subscription Rights initially issued to them are entitled to an Over-Subscription Privilege to buy those shares of Common Stock (“Over-Subscription Shares”) that remain unsubscribed at the Expiration Date at the same Subscription Price, which is $11.30 per share of Common Stock. If enough Over-Subscription Shares are available, all such requests will be honored in full. If the requests for Over-Subscription Shares exceed the Over-Subscription Shares available, the available Over-Subscription Shares will be allocated pro rata among the Eligible Holders who have fully exercised their Subscription Rights and who have requested to over-subscribe, based on the number of shares of Common Stock purchased by virtue of their Subscription Rights. See the Prospectus for further details regarding the Over-Subscription Privilege.
Eligible Holders will be required to submit payment in full for all of the Common Stock they wish to purchase pursuant to the exercise of their Subscription Rights and Over-Subscription Privilege to Kroll Issuer Services (US) (“Kroll”), the subscription agent for the Rights Offering, prior to 5:00 p.m., New York City time, on the Expiration Date. Any excess payments made by Eligible Holders as a result of the exercise of their Over-Subscription Privilege (if any) will be refunded and will be returned by Kroll to such Eligible Holder as soon as practicable after the Expiration Date.
The Subscription Rights will be evidenced by a distribution of Rights through DTC.
We are asking that you contact your clients for whom you hold shares of Common Stock registered in your name(s) or in the name(s) of your nominee(s) to obtain instructions with respect to the Subscription Rights. If you hold Subscription Rights for the account of more than one client, your subscription elections must be made at the beneficial owner level.
All commissions, fees and other expenses (including brokerage commissions), other than fees and expenses paid to Kroll, incurred in connection with the exercise of the Subscription Rights will be for the account of the Eligible Holder of the Subscription Rights, and none of such commissions, fees or expenses will be paid by the Company or Kroll.
A suggested letter to your clients that can be used to further describe the Rights Offering and instruction procedures is attached as Exhibit A hereto.
Enclosed are copies of the following documents:
1.The Prospectus; and
2.Instructions for the Rights Offering and accompanying Beneficial Owner Election Form, on which you may obtain your clients’ instructions with regard to the Rights Offering.
Your prompt action is requested. As indicated in the Prospectus, to exercise the Subscription Rights on behalf of your underlying holders, you must exercise such Subscription Rights through the customary procedures of the Depository Trust and Clearing Corporation (“DTC”) using DTC’s Participant Subscription Offer Program (commonly referred to as “PSOP”).
Additional copies of the enclosed materials may be obtained from Kroll, the Company’s information agent. In addition, any questions or requests for assistance regarding the Rights Offering should be directed to Kroll. You may contact Kroll at (844) 369-8502 (Toll-Free) or (646) 651-1193 (International), or via email at groupon@is.kroll.com.
Very truly yours,

GROUPON, INC.

NOTHING CONTAINED IN THE PROSPECTUS OR IN ANY OF THE ENCLOSED DOCUMENTS SHALL MAKE YOU OR ANY PERSON AN AGENT OF THE COMPANY, THE SUBSCRIPTION AGENT, OR ANY OTHER PERSON MAKING OR DEEMED TO BE MAKING OFFERS OF THE SECURITIES ISSUABLE UPON VALID EXERCISE OF THE SUBSCRIPTION RIGHTS, OR AUTHORIZE YOU OR ANY OTHER PERSON TO MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE RIGHTS OFFERING EXCEPT FOR STATEMENTS MADE IN THE PROSPECTUS.

EXHIBIT A
LETTER TO CLIENTS OF NOMINEE HOLDERS
7,079,646 Shares of Common Stock Issuable Upon Exercise of Non-Transferable Subscription Rights
November 21, 2023
THE RIGHTS OFFERING SUBSCRIPTION PERIOD WILL EXPIRE AT
5:00 P.M., NEW YORK CITY TIME, ON JANUARY 17, 2024, UNLESS EXTENDED
BY GROUPON, INC.

To Our Clients:
This notice is being distributed by Groupon, Inc. (the “Company”) to all holders of record of its shares of common stock, par value $0.0001 per share (“Common Stock”), as of 5:00 p.m., New York City time, on November 20, 2023 (the “Record Date”), in connection with an offering (the “Rights Offering”) of non-transferable basic subscription rights (the “Subscription Rights”) to subscribe for and purchase new shares of Common Stock. The Rights Offering is described in the Company’s enclosed prospectus supplement, dated November 21, 2023 (the “Prospectus Supplement”), and its accompanying prospectus, dated August 9, 2023 (the “Base Prospectus” and collectively, with the Prospectus Supplement, the “Prospectus”).
In the Rights Offering, the Company is offering an aggregate of 7,079,646 shares of Common Stock to be issued upon the exercise of the Subscription Rights and Over-Subscription Privilege (as defined below), which are described further in the Prospectus. The Subscription Rights will expire if they are not exercised by 5:00 p.m., New York City time, on January 17, 2024, unless the Company extends the Rights Offering period as described in the Prospectus (such date and time, as it may be extended, the “Expiration Date”).
As described in the Prospectus, you will receive one Subscription Right for each share of Common Stock owned as of the Record Date. For every Subscription Right held, you will be entitled to purchase 0.222257 shares of Common Stock. The number of shares of Common Stock to be issued to you will be rounded down to the nearest whole number shares. No fractional shares of Common Stock will be issued upon the exercise of the Subscription Rights and you will only be entitled to purchase a whole number of shares of Common Stock if you exercise your Subscription Rights, rounded down to the nearest whole number. You will be required to pay for shares of Common Stock at the subscription price of $11.30 per share of Common Stock (the “Subscription Price”). You should read the Prospectus carefully before deciding whether to exercise the Subscription Rights.
Pursuant to the terms of the previously disclosed binding Backstop Agreement, dated November 9, 2023, by and between the Company and the Backstop Party (as defined below), the Rights Offering is fully backstopped by Pale Fire Capital SICAV a.s. (the “Backstop Party”), an entity affiliated with Dusan Senkypl, the Company’s Interim Chief Executive Officer and a member of the Board of Directors (the “Board”), and Jan Barta, a member of the Board. The Backstop Party has committed to (i) fully exercise its Subscription Rights prior to the Expiration Date and (ii) fully purchase any and all unsubscribed shares in the Rights Offering following the Expiration Date at a price of $11.30 per share and on the same terms and conditions as other Eligible Holders.
You should be aware that there will be an over-subscription privilege (the “Over-Subscription Privilege”) associated with the Rights Offering. As described further in the Prospectus, if you fully exercise all Subscription Rights initially issued to you, you are entitled to an Over-Subscription Privilege to purchase shares of Common Stock that remain unsubscribed after the Expiration Date (such shares of Common Stock, the “Over-Subscription Shares”), at the same Subscription Price. If enough Over-Subscription Shares are available, all such requests will be honored in full. If the requests for Over-Subscription Shares exceed the Over-Subscription Shares available, the available Over-Subscription Shares will be allocated pro rata among the Eligible Holders with Over-Subscription Privilege requests based on the number of Subscription Rights. See the Prospectus for further details on the Over-Subscription Privilege.
You will be required to submit payment in full for all of the Common Stock you wish to buy pursuant to the exercise of your Subscription Rights and Over-Subscription Privilege, if applicable. Any excess payments received by the subscription agent caused by proration will be returned by the subscription agent to you, without interest or deduction, as soon as practicable after the Expiration Date.
The Subscription Rights will be evidenced by a distribution of Subscription Rights through DTC.
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THE MATERIALS ENCLOSED ARE BEING PROVIDED TO YOU AS THE BENEFICIAL OWNER OF COMMON STOCK CARRIED BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. EXERCISES OF SUBSCRIPTION RIGHTS AND OVER-SUBSCRIPTION PRIVILEGES, IF APPLICABLE, MAY BE MADE ONLY BY US AS THE RECORD OWNER AND PURSUANT TO YOUR INSTRUCTIONS.
Accordingly, we request instructions as to whether you wish us to elect to subscribe for any shares of Common Stock to which you are entitled, pursuant to the terms and subject to the conditions set forth in the enclosed Prospectus. We urge you to read the Prospectus carefully before instructing us whether to exercise your Subscription Rights.
Your instructions to us should be forwarded as promptly as possible in order to permit us to exercise the Subscription Rights on your behalf in accordance with the provisions of the Rights Offering.
Any questions or requests for assistance regarding the Rights Offering should be directed to Kroll Issuer Services (US) (“Kroll”), the Company’s information agent. You may contact Kroll at (844) 369-8502 (Toll-Free) or (646) 651-1193 (International), or via email at groupon@is.kroll.com.
Very truly yours,

GROUPON, INC.
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